Exhibit 10.70

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR FILED OR REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR WITH THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, BUT ARE BEING ISSUED PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER. THIS WARRANT, AND SUCH SHARES OF COMMON STOCK, HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS WARRANT, AND SUCH SHARES OF COMMON STOCK, ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM.

WARRANT

TO PURCHASE UP TO 900,000 SHARES OF COMMON STOCK OF

MOLECULAR IMAGING CORPORATION

This is to certify, That FOR VALUE RECEIVED,

KENNETH C. FREDERICK

(the “Holder”)

is entitled to purchase, subject to the provisions of this Warrant, from Molecular Imaging Corporation (the “Company”), a Delaware corporation, at any time and from time to time, but not later than October 12, 2014, Nine Hundred Thousand (900,000) shares of the Company’s common stock, $.0001 par value (“Common Stock”), at a purchase price per share as determined below; with such shares to vest commencing as of November 12, 2004 in 12 monthly increments of Seventy Five Thousand (75,000) shares.

The purchase price per share shall be as follows: (i) $.08 per share for the purchase of shares 1 to 300,000 vested and purchased under this Warrant; (ii) $.16 per share for the purchase of shares 300,001 to 599,999 vested and purchased under this Warrant; and (iii) $.24 per share for the purchase of shares 600,00 to 900,000 vested and purchased under this Warrant

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of the Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Stock,” and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

1. Exercise of Warrant. This Warrant may be exercised at any time in whole and from time to time in part, but not later than October 12, 2014. If the date on which the Holder’s right to purchase Common Stock expires is a day on which national banks in San Diego, California, are authorized by law to close, then that right shall expire on the next succeeding day that is not such a day. The Holder shall exercise all rights to purchase Common Stock by presenting and surrendering this Warrant to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

3. Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

(a) If the Common Stock is listed on a national securities exchange, the OTC market or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sales price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

(b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (“NASDAQ”), or if not so quoted on NASDAQ then by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

(c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company’s board of directors, and supported by the written fairness opinion of an independent, nationally-recognized stock valuation expert.

4. Transfer, Assignment or Loss of Warrant.

(a) This Warrant and the Warrant Stock, have not been filed or registered with the United States Securities and Exchange Commission or with the securities regulatory authority of any state. This Warrant and the Warrant Stock are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the “Act”), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Upon receipt by the Company of evidence satisfactory to it that this Warrant has been legally and validly transferred or assigned, the Company will, at the request of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, exchange this Warrant for a replacement Warrant registered in such name or names as the Holder shall designate. If, at the time of such transfer or assignment, this Warrant and the Common Stock issuable upon the exercise hereof have not been registered under the Act, then each such transferee and assignee shall furnish the Company with evidence satisfactory to it that such transferee or assignee is acquiring such Warrant for his, her or its own account, for investment purposes, and not with a view towards a distribution thereof or of the Warrant Stock issuable upon its exercise. The term “Warrant,” as used herein, includes any Warrants issued in substitution for or replacement of this Warrant.

(b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant in the case of mutilation, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(c) The Company may cause any legend required under the Act and applicable state securities laws, or advisable in the opinion of its legal counsel, to be set forth on each Warrant, on each certificate representing Warrant Stock, and on any other security issued or issuable upon exercise of this Warrant not previously distributed to the public or sold to underwriters for distribution to the public pursuant to 11 hereof.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder as the holder of this Warrant are limited to those expressed in this Warrant.

6. Anti-Dilution Provisions. If the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, then the Exercise Price in effect immediately prior to that subdivision or the issuance of that dividend shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock, then the Exercise Price in effect immediately prior to that combination shall be proportionately decreased, effective at the close of business on the date of the subdivision, dividend or combination, as the case may be.

7. Termination of Warrant. This Warrant will expire, unless previously exercised in full, on the earlier of (i) the date which is ten (10) years from the date of issuance of this Warrant, (ii) one (1) year after Holder’s termination of employment with the Company without cause as provided in the Employment Agreement dated as of October 12, 2004 between the Company and Holder (the “Employment Agreement”), (iii) immediately upon Holder’s termination of employment with the Company for cause as provided in the Employment Agreement, (iv) ninety (90) days after Holder’s resignation from the Company, or (v) one year after the Holder’s termination of employment with the Company due to death or disability.

8. Notices to Holder. So long as this Warrant shall be outstanding and any portion of it shall be unexercised, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the Company’s capital stock, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the Company’s property and assets to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. The record date for any such actions or events shall not be less than ten days after the date on which the Company gives the Holder the notice thereof specified by this Section 8.

9. Reclassification, Reorganization or Merger. In the event of a merger, consolidation, disposition of all or substantially all of the assets, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock, or upon the acquisition by a person (as defined in Section 3(a)(9) and 13(d)(3) of the Exchange Act as in effective as of the date hereof) of a majority of the Company’s outstanding voting securities (whether directly or indirectly, beneficially or of record) (each, a “Corporate Transaction”), all outstanding and unexercised warrants granted under this Warrant Certificate shall automatically accelerate so that each warrant shall, immediately prior to any such Corporate Transaction, become 100 percent vested (except that such acceleration shall not occur if, in the opinion of the Company’s accountants, such acceleration would render unavailable “pooling of interest” accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment).

10. Spin-Offs. In the event the Company spins-off a subsidiary by distributing to the Company’s stockholders as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Stock on the record date for payment of the shares of the subsidiary.

11. Registration under the Securities Act of 1933.

(a) In the event that the Company proposes at any time when the Warrant is outstanding to file a registration statement under the Act (including for the purpose of this Section 11 a Notification under Regulation A under the Act and the Offering Circular included therein) relating to Common Stock issued or to be issued by the Company, the Company shall give written notice of such proposal to the Holder and the record owner of any Warrant Stock. If, within 30 days after the giving of such notice, the Holder or any such record owner shall request in writing that this Warrant or any Warrant Stock be included in such proposed registration, then the Company shall, at its expense, also register such securities as shall have been so requested in writing; provided, however, that the Holder and such owners shall cooperate with the Company in the preparation of such registration statement to the extent required to furnish information concerning the Holder and such owners therein. The Company shall be obligated under this Section 11 to register the Warrant and any Warrant Stock one time, and with respect to the first registration statement filed by the Company that is declared effective.

(b) In connection with the filing of a registration statement pursuant to Section 11(a) hereof, the Company shall: (i) notify the Holder and such owners as to the filing thereof and of all amendments thereto filed prior to the effective date; (ii) notify the Holder and such owners, promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed; (iii) prepare and file without expense to such owners any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with the Act or advisable in connection with the proposed distribution of the securities; (iv) take all reasonable steps to qualify the Warrant and the Warrant Stock being registered for sale under the securities or blue sky laws in such reasonable number of states as the Holder and such registered owners may designate in writing and to register or obtain the approval of any federal or state authority that may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities; (v) notify the Holder and such owners of any stop order suspending the effectiveness of the registration statement and use reasonable efforts to remove such stop order; (vi) undertake to keep the registration statement and prospectus effective for a period of not less than 90 days; and (vii) furnish to the Holder and such owners as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to this Section 11. Upon written request, the Company shall also furnish the Holder and each such owner, without cost, one set of the exhibits to such registration statement.

(c) The Company’s obligation under this Section 11 shall be conditioned upon timely receipt by the Company in writing of: (i) information as to the terms of such public offering furnished by or on behalf of the Holder and each such owner electing to exercise such registration rights; and (ii) such other information as the Company may reasonably require from the Holder and such owners, or any underwriter for any of them, for inclusion in such registration statement or Notification or post-effective amendment.

12. Miscellaneous

(a) All notices given under this Warrant shall be in writing, addressed to the Company at 9530 Towne Centre Drive, Suite 120, San Diego, California, 92121, and to the Holder at the Holder’s address set forth is the Company’s records, or at such other address as a party may specify by notice given in accordance with this paragraph, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal with receipt electronically confirmed on the date given if transmitted before 5:00 p.m., the recipient’s time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers).

(b) This Warrant is binding on and, except for the limitations on transfer and assignment contained in Section 4, shall inure to the benefit of the successors in interest of the Company and the Holder, respectively.

(c) This Warrant shall be construed and enforced in accordance with the laws of California.

(d) Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both) shall be determined by binding arbitration at San Diego, California, in accordance with the commercial arbitration rules of the American Arbitration Association, by a panel of three arbitrators, one chosen by each of the parties and the third by the two so chosen. If the two arbitrators cannot agree on a third, then the third shall be appointed in accordance with such rules. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in and enforced by any court having jurisdiction.

Dated and effective as of October 12, 2004.

MOLECULAR IMAGING CORPORATION.

By	/s/ Steven J. Davis
Steven J. Davis, VP of Administration

PURCHASE FORM

Date:

TO: MOLECULAR IMAGING CORPORATION:

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing                              (            ) shares of Common Stock, and hereby makes payment of                      Dollars and                      Cents ($                    ) in payment of the Exercise Price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:

Address:

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